EXHIBIT 10.61

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 6, 2016, between Cool Technologies, Inc. a Nevada corporation (the “Company”), and Bellridge Capital LP, a Delaware limited partnership (including its successors and assigns, a “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Rule 506(b) thereunder, the Company desires to issue and sell to Purchaser, Purchaser, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the words and terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” means any Trading Day after all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the portion of the Subscription Amount due at such Closing Date and (ii) the Company’s obligations to deliver the Securities to be issued and sold at such Closing Date, in each case, have been satisfied or waived, or such other date that the parties agree upon.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means David Lubin & Associates, PLLC.

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“Conversion Price” shall have the meaning set forth in the Notes.

“DTC” means the Depositary Trust Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(x).

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all U.S. and foreign patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, brand names, certification marks, trade dress, logos, trade names, domain names, assumed names and corporate names, together with all colorable imitations thereof, and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets under applicable state Laws and the common Law and know-how (including formulas, techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including source code, object code, diagrams, data and related documentation), and (f) all copies and tangible embodiments of the foregoing (in whatever form or medium).

“Intellectual Property Agreement has the meaning set forth in Section 3.1(o).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, in the long term or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; provided, however, that none of the following shall be taken into account in determining whether there has been, or could be, a Material Adverse Effect: (a) any adverse change, event, development, or effect (whether short-term or long-term) arising from or relating to (1) general business or economic conditions, including such conditions related to the business of the Company and its Subsidiaries, (2) any national or international political or social conditions, (3) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (4) changes in GAAP, (5) changes in laws, rules, regulations, orders, or other binding directives issued by any governmental entity, or (6) the taking of any action contemplated by any Transaction Document, (b) any failure to meet a forecast (whether internal or published) of revenue, earnings, cash flow, or other data for any period or any change in such a forecast, and (c) any existing event, occurrence, or circumstance with respect to which a Purchaser has knowledge as of the date hereof.

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Notes” mean the 5% Convertible Notes issued to the Purchaser, in the form of Exhibit A attached hereto. The principal amount due on the Notes shall be payable one year from the issuance date of the Note subject to the right of the Company to prepay the Note as set forth in the Note.

“Permitted Liens” shall have the meaning set forth in the Notes.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Pre-Notice” shall have the meaning ascribed to such term in Section 4.13(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Registration Statement” shall have the meaning ascribed to such term in Section 4.3(a).

“Registrable Securities” shall have the meaning ascribed to such term in Section 4.3(a).

“Regulation FD” means Regulation FD promulgated by the SEC pursuant to the Exchange Act, as such Regulation may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Regulation.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Shares issuable upon conversion of the Notes ignoring any exercise limits set forth therein.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Notes and the Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the Common Stock issuable upon conversion of the Notes.

“Subscription Amount” means, the aggregate amount to be paid by the Purchaser for the Notes purchased hereunder” in United States dollars and in immediately available funds.

“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB or the OTCQX (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, the Notes, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Manhattan Transfer Register Company, the current transfer agent of the Company, with a mailing address of 531 Cardens Court, Erie, Colorado 80516 and any successor transfer agent of the Company.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, for a purchase price of an aggregate of up to $142,500, an aggregate of up to $150,000 in principal amount of the Notes. The Notes will be funded as follows:

Funding Schedule	Amount of Note	Purchase Price (5% Original Issue Discount)
On the date of this Agreement	$100,000	$95,000
Within two Trading Days of receiving notice from the Company that Registration Statement has been filed.	$50,000	$47,500

Total:	$150,000	$142,500

The Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to its Subscription Amount and the Company shall deliver to the Purchaser its Note, as set forth in Section 2.2, and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the initial Closing shall occur at the offices of Sichenzia Ross Friedman Ference or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the initial Closing Date, the Company shall deliver or cause to be delivered to Purchaser the following:

(i) this Agreement duly executed by the Company; and

(ii) an originally executed Note registered in the name of Purchaser in the principal amount of $100,000;

(iii) an opinion letter from Company Counsel in a form that is reasonably acceptable to the Purchaser.

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(b) On or prior to the Closing Date, Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) $85,000 representing the purchase price after the deduction of $10,000 for the Purchaser’s legal expenses of the first Note subject to the closing by wire transfer.

On each subsequent Closing Date, the Company shall deliver or cause to be delivered to Purchaser the following:

(i) an originally executed Note registered in the name of such Purchaser in the principal amount that corresponds to the schedule set forth above;

(ii) an opinion of Company Counsel in a form that is reasonably acceptable to the Purchaser;

(ii) a certificate duly executed by the Company’s chief executive officer in a form that is acceptable to the Purchaser;

(iii) On each subsequent Closing Date, the Purchaser shall deliver to the applicable purchase price for the amount of the Note being funded according to the schedule above.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on a Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of Purchaser required to be performed at or prior to a Closing Date shall have been performed; and

(iii) the delivery by Purchaser of the items set forth in Section 2.2 of this Agreement.

(b) The obligation of the Purchaser hereunder in connection with the closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on a Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to an applicable Closing Date shall have been performed;

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(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) from the date hereof to a Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market, and, at any time prior to a Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at on the Closing Date.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as otherwise disclosed on a Disclosure Schedule, the Company hereby represents and warrants to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary (other than as provided in the Transaction Documents), or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Except as set forth on Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, (iii) the Registration Statement and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Shares, when issued upon conversion of the Notes, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. Subsequent to the effectiveness of the 1:15 reverse stock split but in any event no later than January 15, 2017, the Company will have reserved from its duly authorized capital stock a number of shares of Common Stock issuable pursuant to the Notes equal to the amount set forth in Section 4.11.

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing filed materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in accordance with GAAP in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders (other than as required pursuant to the terms of any of its securities outstanding as of the date hereof) or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) except as set forth in the SEC Reports, the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing stock or option plans duly adopted for such purpose or upon approval by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in such capacity), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Except as set forth on Schedule 3.1(k), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, occupational health and safety, product quality and safety and employment and labor matters, except in each case of clauses (i), (ii), and (iii), as would not have or reasonably be expected to result in a Material Adverse Effect.

(l) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Permitted Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Intellectual Property.

(i) The Company owns or possesses or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of the Company as presently conducted. The Company has made available to the Purchaser a true and complete copy of each such written license, sublicense, agreement or permission.

(ii) To the knowledge of the Company, the Intellectual Property does not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties, and the Company has no Knowledge that facts exist which indicate a likelihood of the foregoing. The Company has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of the Company.

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(iii) The Company has no pending patent applications or applications for registration that either entity has made with respect to any Intellectual Property. Schedule 3.1(o) identifies each license, sublicense, agreement, or other permission that the Company has granted to any third party with respect to any of such Intellectual Property (together with any exceptions). The Company has made available to the Purchaser correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date) (“Intellectual Property Agreements”). Schedule 3.1(o) also identifies each registered and unregistered trademark, service mark, trade name, corporate name, URLs or Internet domain name used by the Company in connection with its business and which is not licensed from a third party. With respect to each item of Intellectual Property required to be identified in Schedule 3.1(o):

(A)	The Company owns and possesses all right, title, and interest in and to the item, free and clear of any Lien, license, or other restriction or limitation regarding use or disclosure;

(B)	The item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

(C)	No Action, claim, or demand is pending or, to the knowledge of the Company, is threatened that challenges the legality, validity, enforceability, use, or ownership by the Company; and

(D)	The Company has not agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

(iv) Schedule 3.1(o)(iv) identifies each item of Intellectual Property that any third party owns and that the Company uses pursuant to license, sublicense, agreement, or permission, excluding off-the-shelf software purchased or licensed by the Company. The Company has made available to the Purchaser correct and complete copies of all such licenses, sublicenses, agreements, and permissions (each as amended to date) (each, a “Licensed Intellectual Property Agreement”). With respect to each Licensed Intellectual Property Agreement:

(A)	The Licensed Intellectual Property Agreement is legal, valid, binding, enforceable, and in full force and effect;

(B)	The Company is not in breach or default, and no event has occurred that with notice or lapse of time would constitute the Company’s breach or default or permit the counterparty rights to termination, modification, or acceleration thereunder, which as to any such breach, default or event could have a Material Adverse Effect on the Company;

(C)	No party to such Licensed Intellectual Property Agreement has repudiated any provision thereof;

(D)	Except as set forth in such Licensed Intellectual Property Agreement, the Company has not received written or verbal notice or otherwise has Knowledge that the underlying item of Intellectual Property is subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and

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(E)	Except as set forth on Schedule 3.1(o)(iv), the Company has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

(v) Each Person who participated in the creation, conception, invention or development of the Intellectual Property currently used in the business of the Company (each, a “Developer”) which is not licensed from third parties has executed one or more agreements containing industry standard confidentiality, work for hire and assignment provisions, whereby the Developer has assigned to the Company all copyrights, patent rights, Intellectual Property rights and other rights in the Intellectual Property, including all rights in the Intellectual Property that existed prior to the assignment of rights by such Person to the Company. The Company has made available to the Purchaser copies of any such agreements and assignments from each such Developer (collectively, the “Developer Agreements”).

(vi) Each Developer has signed a non-disclosure agreement with the Company. The Company has made available to the Purchaser copies any such non-disclosure agreements from each such Person, if any.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for entities with financial positions similar to the Company in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. None of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, (iii) as disclosed in the SEC Reports and (iv) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(s) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t) Registration Rights. Other than as set forth on Schedule 3.1(t) Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

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(u) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(v) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that Purchaser has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(w) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(x) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. As of the date hereof, the Company has no intention to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1 (x) s sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $1,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $10,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness. Other than as set forth on Schedule 3.1(x), there are no existing Liens or security interest on any of the Company’s assets or any Subsidiary of the Company.

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(y) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(z) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, neither the Company nor, to the knowledge of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, or any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has made available to the Purchaser a copy of any disclosures provided thereunder.

(aa) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(bb) No Disagreements with Accountants and Lawyers; Outstanding SEC Comments. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is or immediately after the Closing Date will be current with respect to any fees owed to its accountants which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents. Except as set forth on Schedule 3.1(bb),there are no unresolved comments or inquiries received by the Company or its Affiliates from the SEC which remain unresolved as of the date hereof.

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(cc) Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser's purchase of the Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.2 Representations and Warranties of the Purchaser. Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities in compliance with applicable federal and state securities laws).

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(c) Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” within the meaning of Rule 501 under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, subject to Regulation FD, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Company nor anyone else has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.

(f) Confidentiality. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Reverse Stock Split. The Company shall obtain approval from FINRA to effectuate the contemplated 1:15 reverse stock split no later than January 15, 2017.

4.2 Removal of Legends.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the Securities may be sold pursuant to such rule), to the Company or to an Affiliate of a Purchaser, or in connection with a pledge as contemplated in Section 4.2(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Security. The Company shall cause its counsel at the Company’s cost to prepare any required legal opinion (subject to the Purchaser’s compliance with applicable securities rules and regulations) for issuance and/or sale of the shares issuable upon conversion of the Note.

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(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.2, of a legend on any of the Securities in substantially the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any subsequent transfer or foreclosure of such Securities. The Company will not be responsible for any pledge relating to, or the grant of any security interest in, any Securities or for any agreement, understanding, or arrangement between any Purchaser and its pledgee or secured party. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares.

(c) The legend set forth in Section 4.2(b) shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the DTC, if: (i) a registration statement covering the resale of such Security is effective under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the holder agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Shares are sold pursuant to Rule 144 (if the seller is not an Affiliate of the Company), (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including Section 4(a)(1), judicial interpretations and pronouncements issued by the staff of the SEC). Any fees associated with the removal of such legend shall be borne by the Company. The Company agrees that following such time as such legend is no longer required under this Section 4.2(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of (x) a legended certificate representing Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), (y) a notice of conversion pursuant the terms of a Note to effect the conversion of such Note in accordance with its terms, and, in each case, an opinion of counsel to the extent required by Section 4.2(a) (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser or the transferee of the Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.2. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the DTC system as directed by such Purchaser.

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4.3 Registration Rights.

(a) The Company shall file a registration statement on Form S-1 with the SEC (the “Registration Statement”) to register the resale by the Purchaser of all Registrable Securities within. “Registrable Securities” means all Shares; provided that a Share shall cease to be a Registrable Security upon the earliest to occur of the following: (a) its sale pursuant to the Registration Statement or Rule 144 under the Securities Act; or (B) it becomes eligible for resale by its holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions. As long as the Purchaser owns any Registrable Securities the Company shall keep the Registration Statement effective and shall file such post-effective amendments to such Registration Statement as is required to keep such Registration Statement effective with the SEC. Without limiting the generality of the foregoing, without the consent of the Purchaser except for the Registrable Securities, no other securities shall be included on or in the Registration Statement and the Company shall not file another registration statement with the SEC until the Registration Statement has been declared effective by the SEC or the Registrable Securities cease to be Registerable Securities as provided herein.

(b) Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act and applicable law. While the Registration Statement remains effective, Purchaser hereunder may sell its Registrable Securities in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Purchaser shall, if notified by the Company in writing at any time that the Registration Statement is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, refrain from selling such Shares until such time as the Company notifies the Purchaser in writing that the Registration Statement is effective or the prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Registrable Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Purchaser agrees to promptly furnish to the Company such information that the Company reasonably requires from that Purchaser for use in the Registration Statement and consents to the inclusion of such information in the Registration Statement.

4.4 Furnishing of Information.

(a) Until the earliest of the time that Purchaser does not own any Securities the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144.

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(b) At any time during the period commencing on the date hereof and ending at such time that Purchaser does not own any Securities or such Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) for a period of more than 30 consecutive days or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) for a period of more than 30 consecutive days (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Shares, an amount in cash equal to five (5%) of the aggregate Conversion Price of such Purchaser’s Note(s) on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchaser to transfer the Shares and/or pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.4(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2(a)(1) of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.6 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within four trading days of Purchaser’s purchase of each Note pursuant to this Agreement. From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to any of the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchaser or any of their Affiliates on the other hand, shall terminate. The Company and Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (b).

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4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.6, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes

4.10 Indemnification of Purchaser. Subject to the provisions of this Section 4.10, the Company will indemnify and hold Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance) or (c) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents., or gives rise to a Purchaser’s indemnification obligations under Section 4.3(c).The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.11 Reservation of Common Stock. Subsequent to the effectiveness of the 1:15 reverse stock split but in any event no later than January 15, 2017, the Company will have reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock, subject to adjustment for stock splits and dividends, combinations and similar events, an amount at least equal to the greater of 1,000,000 shares of Common Stock (which amount will not be adjusted for reverse splits) or 300% of the Required Minimum for the sole purpose of issuance upon conversion of the Note free from preemptive rights or any other actual contingent purchase rights of Persons other than the Purchaser not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5 of the Note) upon the conversion of the then outstanding principal amount of the Note and payment of interest under the Note. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable. The Company shall not enter into any agreement or file any amendment to its Articles of Incorporation (including the filing of a Certificate of Designation) which conflicts with this Section 4.11 while the Notes remain outstanding. No later than January 15, 2015, the Company shall have sent the Transfer Agent the irrevocable letter attached hereto as Exhibit B.

4.12 Trading of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed or quoted. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible.

4.13 Reserved.

4.14 Reserved.

4.15 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly to the Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for sale to the Purchaser of the Notes under applicable securities of “Blue Sky” laws of the states of the United States and shall provide evidence of such actions to the Purchaser.

4.16 Confidentiality. Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing but subject to Section 4.22, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.17 Reserved

4.18 Conversion Procedures. The forms of Conversion Notice included in the Notes set forth the totality of the procedures required of the Purchaser in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchaser to convert their Notes. Without limiting the preceding sentences, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or form be required in order to convert the Notes. The Company shall honor conversions of the Notes and shall deliver Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.19 Reserved.

4.20 Maintenance of Property. The Company shall use its commercially reasonable efforts to keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

4.21 Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect.

4.22 No Short Sales. The Purchaser has and shall not, directly or indirectly, his, her or itself, through related parties, affiliates or otherwise, (i) sell "short" or "short against the box" (as those terms are generally understood) any equity security of the Company or (ii) otherwise engage in any transaction that involves hedging of the Purchaser's position in any equity security of the Company, until the later of (i) the date the Notes owned by the Purchaser is no longer owned by the Purchaser, or (ii) the Maturity Date (as such term is defined in the Debentures) and the Conversion Date.

ARTICLE V.
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by Purchaser by written notice to the Company parties, if the Closing Date has not been consummated on or before December 15, 2016.

5.2 Fees and Expenses. Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. The Company agrees to pay counsel for the Purchaser $10,000 in fees. The Purchaser may withhold up to $10,000 of the purchase price of the first Note in order to pay the fees due its counsel.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser who hold at least a majority in interest of the then-outstanding Notes or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with accordance with this Section 5.5 shall be binding upon Purchaser and holder of Securities and the Company.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser then holding outstanding Notes (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.3 and 4.10 and this Section 5.7.

5.8 Governing Law; Exclusive Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

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5.9 Survival. The representations and warranties contained herein shall survive the Closing Date and the delivery of the Securities.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, as long as the essential terms and conditions of this Note for each party remain valid, binding, and enforceable. The parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.17 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COOL TECHNOLOGIES, INC.		Address for Notice:

By:	/s/Timothy Hassett	Email:
Name:	Timothy Hassett
Title:	Chairman and Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bellridge Capital LP.

Signature of Authorized Signatory of Purchaser: /s/ Robert Klimov

Name of Authorized Signatory: Robert Klimov

Title of Authorized Signatory: Managing Partner

Email Address of Authorized Signatory: robertk@gmail.com

Facsimile Number of Authorized Signatory: ________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: 81-3006329

[SIGNATURE PAGES CONTINUE]

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DISCLOSURE SCHEDULE

This Disclosure Schedule (the “Disclosure Schedule”) is provided by Cool Technologies, Inc. (the “Company”), pursuant to the Securities Purchase Agreement (the “Agreement”), dated as of December 6, 2016, between the Company and Bellridge Capital, LP. (“Purchaser”)

Capitalized terms used in this Disclosure Schedule and not defined herein shall have the same meanings ascribed thereto in the Agreement.

Each representation and warranty of the Company in the Agreement shall be subject to: (i) any exception or disclosure set forth in the section of this Disclosure Schedule corresponding to the section in Article III of the Agreement in which such representation or warranty appears; (ii) any exception or disclosure cross-referenced in such part of this Disclosure Schedule by reference to another section of this Disclosure Schedule; and (iii) any exception or disclosure set forth in any other section of this Disclosure Schedule, if it is readily apparent on the face of the disclosure that it is applicable to such representation or warranty.

Matters, items and documents set forth in this Disclosure Schedule are not necessarily limited to matters, items and documents required by the Agreement to be set forth in this Disclosure Schedule. Such additional matters, items and documents are set forth for informational purposes only and do not necessarily include other matters, items or documents of similar nature. Matters, items and documents set forth in this Disclosure Schedule in response to representations and warranties in the Agreement that are qualified by “materiality,” “material adverse effect” or similar qualifications are not necessarily material. Accordingly, no reference to or disclosure of any matter, item or document in this Disclosure Schedule shall: (i) be construed as an admission or indication that such matter, item or document is material, that such matter, item or document has had, or would reasonably be expected to result in, a Material Adverse Effect, or that such matter, item or document is required to be referred to or disclosed herein; or (ii) otherwise establish a standard of materiality.

No disclosure in this Disclosure Schedule relating to any breach or violation of any agreement, law or regulation shall be construed vis-a-vis any third party as an admission or indication that any such breach or violation exists or has actually occurred. No disclosure in this Disclosure Schedule shall be construed as an admission against interest by the Company to any third party regarding any matter whatsoever, including without limitation: (i) that any agreement, law or regulation has been breached or violated; or (ii) that any agreement or document is enforceable or currently in effect or that there are any obligations remaining to be performed or any rights that may be exercised under such agreement or document.

To the extent that any information included or referenced in this Disclosure Schedule is subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such information is not intended to, and shall not, waive or diminish in any way the confidentiality of such information or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All information included or referenced in this Disclosure Schedule or provided by the Company that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges and under the joint defense doctrine.

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This Disclosure Schedule and the disclosures and information contained in or attached to this Disclosure Schedule: (i) are disclosed solely for the purposes of the Agreement, (ii) are intended only to disclose information pursuant to, or qualify and limit, the representations and warranties of Company contained in the Agreement, and (iii) shall not be deemed to expand the scope of such representations and warranties. Where a summary or description of a matter is included in this Disclosure Schedule, such summary or description is qualified by reference to the complete documents, but only if and to the extent that the relevant portions of the documents have been made available to the Purchaser.

The headings contained in this Disclosure Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Disclosure Schedule or to expand the scope of the information required to be disclosed in this Disclosure Schedule. The contents of all schedules, annexes and attachments to this Disclosure Schedule are incorporated by reference in this Disclosure Schedule as though fully set forth in this Disclosure Schedule.

This Disclosure Schedule and the disclosures and information contained in or attached to this Disclosure Schedule are confidential information of the Company, subject to the terms of Section 4.16 of the Agreement.

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SCHEDULE 3.1(a)

SUBSIDIARIES

Name of subsidiary	Jurisdiction	Ownership Percentage
Ultimate Power Truck, LLC	Florida	95%
HPEV, Inc.	Delaware	100%

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SCHEDULE 3.1(e)

CONSENTS AND APPROVALS

1.	Securities Purchase Agreement with KHIC, Inc., dated August 24, 2016 [Section 1.c. which provides that the Note ranks senior to all Indebtedness and Section 7.i. which states that there is no Indebtedness which is “senior to or otherwise has rights or payment priority over the Note without prior written consent.”]

2.	Securities Purchase Agreement with Lucas Hoppel, dated November 9, 2016 [Section 1(b)(iii) provides that notification is required of any more favorable security or favorable terms granted]

3.	Securities Purchase Agreement with SBI Investments LLC dated December 2, 2015 [Section 4.15 provides that the Company cannot enter into any variable rate transaction]

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SCHEDULE 3.1(g)

CAPITALIZATION

	Issue Date	# Shares
George Tweddel	11/8/2011	150,000	$0.3300	$49,500
Lagoon Labs	3/23/2012	1,000,000		$0
Ted Kaminski	6/12/2012	10,000	$0.5000	$5,000
Wayne Wilcox	6/12/2012	26,666		$0
Mark Crone	2/27/2013	25,000		$0
Crone Law Group	2/27/2013	90,000		$0
Alex Bankhead	6/13/2013	750,000	$0.3330	$249,750
Monarch Bay Securities	7/23/2013	200,000		$0
John Carlson	7/3/2013	111,111	$0.4500	$50,000
Bruce Bayless	9/20/2013	222,222	$0.4500	$100,000
John Carlson	10/10/2013	388,889	$0.4500	$175,000
Gabriel Wright	9/20/2013	111,111	$0.4500	$50,000
David Geske	9/20/2013	225,000	$0.2300	$51,750
Bruce Jaeger	7/12/2013	50,000		$0
Al Carlson	9/20/2013	111,111	$0.4500	$50,000
Loubet Family Trust	9/20/2013	222,222	$0.4500	$100,000
Frank Fakinos	9/20/2013	222,222	$0.4500	$100,000
Alvin Cohn	9/20/2013	111,111	$0.4500	$50,000
Tracy Maddock	9/23/2013	166,666	$0.4500	$75,000
Bruce Bayless	9/20/2013	111,111	$0.4500	$50,000
Tracy Maddock	9/20/2013	55,555	$0.4500	$25,000
Bill Laske	9/20/2013	55,555	$0.4500	$25,000
Derek Goulette	9/20/2013	55,555	$0.4500	$25,000
George Selekman	9/20/2013	55,555	$0.4500	$25,000
Glenn Hetzel	9/20/2013	111,111	$0.4500	$50,000
David Geske	9/20/2013	166,667	$0.4500	$75,000
John Carlson	8/12/2013	111,111	$0.4500	$50,000
Alex Bankhead	8/14/2013	336,956	$0.3300	$111,195
Bruce Bayless	9/20/2013	111,111	$0.4500	$50,000
David Serepca	8/19/2013	48,328		$0
James Burke	9/20/2013	55,555	$0.4500	$25,000
Donald Geske	9/20/2013	222,222	$0.4500	$100,000
David Geske	10/8/2013	196,875	$0.2300	$45,281
Jame Ballidis	10/16/2013	222,222	$0.4500	$100,000
Robert Mercer	1/29/2014	166,667	$0.3000	$50,000
Robert English	1/29/2014	100,000	$0.3000	$30,000
Jeffrey Blume	1/29/2014	166,667	$0.5000	$83,334
William Hobi	1/29/2014	100,000	$0.3000	$30,000
Tom Jeffries	1/29/2014	125,000	$0.4000	$50,000
John Karns	1/29/2014	125,000	$0.4000	$50,000
James Burke	1/31/2014	111,111	$0.4500	$50,000
Rod Rickenbach	1/31/2014	222,222	$0.4500	$100,000
Dennis Franco	2/1/2014	111,111	$0.4500	$50,000
Don Evenson	2/5/2014	111,111	$0.4500	$50,000
Lincoln Park Capital Fund, LLC	2/5/2014	444,445	$0.4500	$200,000
Equitec	3/6/2014	44,445	$0.4500	$20,000
Cranshire Capital	3/6/2014	177,778	$0.4500	$80,000
Anne H. Ross	3/6/2014	50,000	$0.4500	$22,500
Bard Fund	3/6/2014	200,000	$0.4500	$90,000

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Bourquin Trust	3/6/2014	50,000	$0.4500	$22,500
Dale Snavely Trust	3/6/2014	100,000	$0.4500	$45,000
Deb. Dewing Trust	3/6/2014	50,000	$0.4500	$22,500
Mark, Katherine Dickson	3/6/2014	150,000	$0.4500	$67,500
Michael, Patricia Johnson	3/6/2014	50,000	$0.4500	$22,500
Seville Enterprises	3/6/2014	50,000	$0.4500	$22,500
Sydney Herman	3/6/2014	100,000	$0.4500	$45,000
Timothy Johnson	3/6/2014	150,000	$0.4500	$67,500
Edward Sellers, Susan Boyd	3/6/2014	150,000	$0.4500	$67,500
Underwood Trust	3/6/2014	50,000	$0.4500	$22,500
Kellogg Trust	3/6/2014	200,000	$0.4500	$90,000
Leonard Herman Trust	3/6/2014	50,000	$0.4500	$22,500
Jack Battalion	2/10/2014	55,555	$0.4500	$25,000
Eduardo Lepe	2/10/2014	88,889	$0.4500	$40,000
Lori Lepe	2/14/2014	88,889	$0.4500	$40,000
William Laske	2/24/2014	55,556	$0.4500	$25,000
Ace Equity Group	2/24/2014	100,000	$0.4500	$45,000
Sue Noyes	2/24/2014	111,111	$0.4500	$50,000
Sagiv Israeli	2/25/2014	418,333	$0.6000	$251,000
Dawn Contreras	2/25/2014	40,000	$0.4500	$18,000
Lincoln Park Capital Fund, LLC	2/25/2014	671,785		$0
Tennant Securities	2/27/2014	144,444	$0.4500	$65,000
Phillip Caramico	2/28/2014	133,334	$0.4500	$60,000
Alfred Cullere	2/28/2014	444,445	$0.4500	$200,000
Lorraine Kouvatsos	2/28/2014	40,000	$0.4500	$18,000
Jimmy Shao	2/28/2014	100,000	$0.4500	$45,000
Joseph Gomes	2/28/2014	333,333	$0.4500	$150,000
Irwin Schwartz	2/28/2014	112,000	$0.4500	$50,400
Trinity Outreach	2.24.2014	11,111	$0.4500	$5,000
Kristi Lefferts	2/24/2014	55,556	$0.4500	$25,000
Stanley Kam	3/1/2014	50,000	$0.4500	$22,500
Fortune Plus, Inc.	3/1/2014	666,666	$0.4500	$300,000
Lin Xiu Ying	3/8/2014	11,112	$0.4500	$5,000
Yeung Wang	3/8/2014	22,223	$0.4500	$10,000
Li Xin	3/8/2014	33,334	$0.4500	$15,000
Cai Zhi-Feng	3/8/2014	22,223	$0.4500	$10,000
Tommy Chang	3/8/2014	22,223	$0.4500	$10,000
Sze Ping Cheng	3/8/2014	33,334	$0.4500	$15,000
Gary Kong	3/8/2014	55,556	$0.4500	$25,000
Lin Chi-Chu	3/8/2014	11,112	$0.4500	$5,000
Kam Chow Kong	3/8/2014	11,112	$0.4500	$5,000
Fia Lam	3/8/2014	11,112	$0.4500	$5,000
Avery Ellis LLC	3/11/2014	166,667	$0.6000	$100,000
David Serepca	3/14/2014	172,688		$0
Monarch Bay	3/14/2014	128,986		$0

32

David Serepca	3/18/2014	273,043		$0
Michael Kahn	3/28/2014	250,000		$0
Spirit Bear, Ltd	3/28/2014	500,000		$0
Bruce Jaeger	3/28/2014	1,200,000		$0
Tasman Corporation	4/1/2014	200,000		$0
Stacy Bankhead	4/16/2014	12,147		$0
Leonora Lorenzo	4/22/2014	500,000		$0
Sagiv Israeli	4/23/2014	195,000		$0
Laurel Brown	5/1/2014	40,441		$0
Robert Knoll	5/6/2014	81,055		$0
Elite Bay LLC	6/26/2014	60,000	$0.5500	$0
Sagiv Israeli	6/26/2014	250,000	$0.5500	$0
Spencer Brown	10/1/2014	90,909	$0.5500	$50,000
Eric Brown	10/1/2014	90,909	$0.5500	$50,000
Bill Sterba	10/1/2014	181,818	$0.5500	$100,000
Christopher J. Jones	10/1/2014	363,636	$0.5500	$200,000
Zach Johnson	10/1/2014	90,909	$0.5500	$50,000
Nikola Zaric		16,667	$0.5500	$9,167
David Anthony	10/7/2014	90,909	$0.5500	$50,000
Doug Rothschild	11/4/2014	454,545	$0.5500	$250,000
Michael Callans	11/6/2014	90,909	$0.5500	$50,000
Tom Welch	10/1/2014	181,818	$0.5500	$100,000
Kenneth Stickney	3/27/2015	181,818	$0.5500	$100,000
Abdalla Bamashmus	3/27/2015	50,000	$0.5500	$27,500
Aldo Bonfiglio	3/27/2015	90,909	$0.5500	$50,000
Lorraine Kouvatsos	3/27/2015	6,000	$0.5500	$3,300
Phillip Caramico	3/27/2015	18,182	$0.5500	$10,000
Linda Cullere	3/27/2015	54,546	$0.5500	$30,000
Frank Finetto	3/27/2015	36,364	$0.5500	$20,000
Guy Fava	3/27/2015	100,000	$0.5500	$55,000
Richard Marchesi	3/27/2015	81,818	$0.5500	$45,000
Roger Howells	3/27/2015	36,364	$0.5500	$20,000
Jennifer Esno	1/7/2016	27,273	$0.5500	$15,000
William Laske	3/27/2015	18,181	$0.5500	$10,000
Irwin Schwartz	3/27/2015	37,000	$0.5500	$20,350
Spirit Bear, Ltd	3/2/2015	288,968		$0
Elite Bay, LLc	3/24/2015	60,000		$0
Elite Bay, LLc	3/24/2015	60,000		$0
Carl Willey (Cornerstone)	5/7/2015	333,333	$0.5500	$183,333
Lincoln Park Capital Fund, LLC (A)	5/5/2015	555,556	$0.4500	$250,000
Christopher McKee	5/12/2015	222,222	$0.4500	$100,000
D. Ustian	5/12/2015	222,222	$0.4500	$100,000
JFS Investment s	5/5/2015	250,004		$0
Manufacturers Hanover	5/5/2015	500,006		$0
Garden State Securities	5/5/2015	250,003		$0
Abdalla Bamashmus	5/12/2015	66,666	$0.4500	$30,000
Anthony Hansel	5/12/2015	55,556	$0.4500	$25,000
Robert Barnes	5/12/2015	22,222	$0.4500	$10,000
Scott Livingston	5/12/2015	22,222	$0.4500	$10,000
Bernard Marcus	5/12/2015	22,222	$0.4500	$10,000
Aldo Bonfiglio	5/26/2015	55,556	$0.4500	$25,000
Glen Biener (aka GB Financial)	5/26/2015	55,556	$0.4500	$25,000
Carl Willey	7/29/2015	142,857	$0.3500	$50,000
Abdalla Bamashmus	7/29/2015	62,500	$0.4000	$25,000
Garden State Securities	6/25/2015	50,001		$0

33

Daniel J. Walsh	6/25/2015	100,001		$0
Ernest Pelligrino	6/25/2015	100,001		$0
John Nicholson	7/22/2015	100,000	$0.3000	$30,000
Peter Vaccaro	7/22/2015	83,333	$0.3000	$25,000
Rosenberg Family Trust	7/22/2015	166,667	$0.3000	$50,000
Robert Mercer	7/22/2015	83,333	$0.3000	$25,000
Jeffrey Blume	7/22/2015	333,333	$0.3000	$100,000
Nabil Hanna	7/22/2015	100,000	$0.3000	$30,000
Spirit Bear, Ltd	8/12/2015	200,000	$0.0500	$0
Monarch Bay Securities	11/2/2015	50,000	$0.2800	$0
James Mattiello	12/17/2015	85,714	$0.3500	$30,000
Monarch Bay Securities	1/8/2016	50,000	$0.2800	$0
Addalla Bamashmus	1/11/2016	115,385	$0.1300	$15,000
Aldo Bonfiglio	1/11/2016	115,385	$0.1300	$15,000
Richard Schul	2/22/2016	100,000	$0.1600	$16,000
Daniel Ustian	2/3/2016	1,000,000	$0.1600	$160,000
Tim Hassett	2/3/2016	625,000	$0.1600	$100,000
Judson Bibb	2/3/2016	750,000	$0.1600	$120,000
Quentin Ponder	2/3/2016	400,000	$0.1600	$64,000
Theodore Banzhaf	2/3/2016	500,000	$0.1600	$80,000
Spirit Bear, Ltd	3/2/2016	675,146		$0
Spirit Bear, Ltd	3/2/2016	24,854		$0
Aldo Bonfiglio	3/24/2016	125,000	$0.2000	$25,000
Abdalla Bamashmus	3/24/2016	125,000	$0.2000	$25,000
Betsy Budzinski	3/24/2016	150,000	$0.2000	$30,000
Michael Greenburg	3/24/2016	125,000	$0.2000	$25,000
Monica Loubet Family Trust	3/24/2016	125,000	$0.2000	$25,000
Lucas Hoppel	4/5/2016	50,000	$0.1500	$0
Lucas Hoppel	4/14/2016	60,000	$0.1500	$0
Lucas Hoppel	4/21/2016	100,000	$0.1300	$0
Lucas Hoppel	4/29/2016	200,000	$0.1200	$0
Lucas Hoppel	5/5/2016	200,000	$0.1100	$0
SRS Consulting	5/9/2016	25,000	$0.2000	$0
Lucas Hoppel	5/10/2016	161,429	$0.1100	$0
Lucas Hoppel	5/18/2016	300,000	$0.1000	$0

34

Tangiers Global LLC	6/2/2016	100,553	$0.0995	$0
Bratislav Kovacevic	6/6/2016	238,095	$0.2100	$50,000
Avraham Taragan	6/9/2016	95,238	$0.2100	$20,000
Gemini Master Fund	6/10/2016	471,549	$0.1072	$0
Lucas Hoppel	6/20/2017	99,450	$0.0745	$0
Gemini Master Fund	6/21/2017	647,959	$0.0784	$0
Gemini Master Fund	6/29/2016	842,409	$0.0606	$0
SBI Investments	6/29/2016	855,432	$0.0585	$0
Tangiers Global LLC	7/8/2016	194,250	$0.0515	$0
Gemini Master Fund	7/12/2016	1,094,350	$0.0500	$0
SBI Investments	7/19/2016	1,284,687	$0.0400	$0
Tangiers Global LLC	7/20/2016	405,036	$0.0400	$0
Gemini Master Fund	7/20/2016	2,540,640	$0.0400	$0
SBI Investments	8/8/2016	1,479,728	$0.0337	$0
Gemini Master Fund	8/8/2016	2,179,818	$0.0358	$0
Tangiers Global LLC	8/9/2016	498,422	$0.030095	$0
SBI Investments	8/15/2016	2,388,988	$0.0169	$0
Gemini Master Fund	8/15/2016	2,936,798	$0.0178	$0
Tangiers Global LLC	8/17/2016	637,207	$0.0301	$0
St. George Investments	8/30/2016	1,953,125	$0.0128	$0
SBI Investments	8/30/2016	4,313,229	$0.0127	$0
Gemini Master Fund	10/5/2016	5,469,113	$0.0200	$0
Black Mountain Equities	10/5/2016	4,304,229	$0.0200	$0
Todd Van de Putte	11/7/2016	100,000	$0.0550	$5,500
Spirit Bear Ltd	11/7/2016	300,000	$0.5000	$0
Gemini Master Fund	11/10/2016	800,000	$0.1100	$0
Black Mountain Equities	11/10/2016	200,000	$0.1100	$0
Lucas Hoppel	11/14/2016	350,000	$0.1300	$0
Nikola Zaric	11/16/2016	119,048	$0.2100	$25,000

35

Warrants

Leonora Lorenzo - A	1/29/2015	200,000	$0.10	24	1/29/2020
Leonora Lorenzo - B	1/29/2015	200,000	$0.10	24	1/29/2020
Leonora Lorenzo - C	1/29/2015	200,000	$0.10	24	1/29/2020
Peter Vaccaro	7/22/2015	83,333	$0.40	60	7/15/2020
John Nicholson	7/22/2015	100,000	$0.40	60	7/15/2020
Rosenberg Family Trust	7/22/2015	166,667	$0.40	60	7/15/2020
Robert Mercer	7/22/2015	83,333	$0.40	60	7/15/2020

Jeffrey Blume	7/22/2015	333,333	$0.40	60	7/15/2020
Nabil Hanna	7/22/2015	100,000	$0.40	60	7/15/2020
Carl Willey	5/26/2015	142,857	$0.40	60	10/26/2020
Intracoastal Capital LLC	7/28/2015	44,445	$0.60	44	2/14/2019
Monarch Bay	7/15/2015	69,333	$0.40	60	7/15/2020
Terry Tennant	7/20/2015	200,000	$0.27	37	8/20/2018
Avaraham Taragan	10/13/2015	47,619	$0.24	36	10/13/2018
James Mattiello	11/25/2015	30,000	$0.60	30	2/28/2018
SBI Investments LLC	12/2/2015	250,000	$0.17	36	12/2/2018
SBI Investments LLC	12/2/2015	250,000	$0.14	36	12/2/2018
Abdalla Bamashmus	1/9/2016	115,385	$0.18	60	1/9/2021
Aldo Bonfiglio	1/9/2016	115,385	$0.18	60	1/9/2021
Daniel Ustian	2/3/2016	100,000	$0.27	36	2/3/2019
Richard Schul	2/3/2016	100,000	$0.27	36	2/3/2019
Scott Van Dorn	2/3/2016	100,000	$0.27	36	2/4/2019
Chris McKee	2/3/2016	100,000	$0.27	36	2/5/2019
Gurminder Beti	2/3/2016	200,000	$0.35	30	7/31/2018
Richard Schul	2/22/2016	100,000	$0.22	60	2/3/2021
Daniel Ustian	2/3/2016	1,000,000	$0.22	60	2/3/2021
Tim Hassett	2/3/2016	625,000	$0.22	60	2/3/2021
Judson Bibb	2/3/2016	750,000	$0.22	60	2/3/2021
Quentin Ponder	2/3/2016	400,000	$0.22	60	2/3/2021
Theodore Banzhaf	2/3/2016	500,000	$0.22	60	2/3/2021
Aldo Bonfiglio	3/24/2016	62,500	$0.32	60	3/24/2021

36

Abdalla Bamashmus	3/24/2016	62,500	$0.32	60	3/24/2021
Betsy Budzinski	3/24/2016	75,000	$0.32	60	3/24/2021
Michael Greenburg	3/24/2016	62,500	$0.34	60	3/24/2021
Monica Loubet Family Trust	3/24/2016	62,500	$0.32	60	3/24/2021
SRS Consulting, Ltd	5/2/2016	75,000	$0.18	12	1/1/2017
Radius Consulting	5/2/2016	75,000	$0.18	12	1/1/2017
SRS Consulting, Ltd	5/2/2016	75,000	$0.22	12	2/1/2017
Radius Consulting	5/2/2016	75,000	$0.22	12	2/1/2017
SRS Consulting, Ltd	5/2/2016	75,000	$0.40	12	3/1/2017
Radius Consulting	5/2/2016	75,000	$0.40	12	3/1/2017
SRS Consulting, Ltd	5/2/2016	75,000	$0.30	12	4/1/2017
Radius Consulting	5/2/2016	75,000	$0.30	12	4/1/2017
SBI Investments LLC	5/30/2016	250,000	$0.17	24	5/30/2018
Dan Ustian	8/12/2016	909,090	$0.07	60	8/12/2021
Christopher Jones	8/12/2016	909,090	$0.07	60	8/12/2021
Inverom Corporation	8/12/2016	909,090	$0.07	60	8/12/2021
Eric Brown	8/12/2016	909,090	$0.07	60	8/12/2021
Todd Van De Putte	8/16/2016	100,000	$0.07	36	8/16/2019
Gemini Master Fund	8/22/2016	15,452,266	$0.0169	60	10/9/2021
Black Mountain Equities	8/22/2016	1,401,611	$0.0169	60	10/9/2021
KHIC, Inc.	8/24/2016	4,000,000	$0.06	60	8/24/2021
Nicola Zaric	11/22/2016	59,524	$0.24	36	10/27/2018
Kovacevic Bratislav	11/22/2016	119,048	$0.24	36	10/27/2018

37

Preferred Stock:

	Series	Date	# of Shares	Conversion Ratio

Spirit Bear Ltd	A	12/14/12	113	1:50,000
KHIC, LLC	A	3/9/2016	3	1:50,000
Daniel Ustian	B	8/12/2016	909,090	1:1
Christopher Jones	B	8/12/2016	909,090	1:1
Inverom Corporation	B	8/12/2016	909,090	1:1
Eric Brown	B	8/12/2016	909,090	1:1

SCHEDULE 3.1(i)

UNDISCLOSED EVENTS, LIABILITIES OR DEVELOPMENTS

None

38

SCHEDULE 3.1(j)

LITIGATION

On October 7, 2016, the Company received a complaint, Wang et al v. Cool Technologies, Inc. et al, filed on July 28, 2016 in the U.S. District Court for the Eastern District of New York (Brooklyn) Civil docket #1:16-CV-04101-RRM-PK against the Company and Timothy Hassett, the Company’s Chief Executive Office alleging damages of $1,100,000 for breach of contract for failing to register shares sold to the Plaintiffs in February and March 2014.

39

SCHEDULE 3.1(k)

COMPLIANCE

Default under the agreements with the persons and entities provided on Schedule 3.1(t) which have registration rights and for which a Registration Statement on Form S-1 is not yet effective.

In addition, the Company agreed to file a Form D subsequent to the closing of each of the transactions provided for on Schedule 3(e).

In addition, the Company also agreed to reserve sufficient shares for each of the transactions provided for on Schedule 3(e); until the effectiveness of the 1:15 reverse stock split, the Company is in breach of said agreements.

40

SCHEDULE 3.1(o)

INTELLECTUAL PROPERTY

(iii)

License of Company Intellectual Property to third parties: None

The Company has the following trademark:

TEHPC – Issued April 1, 2014

The Company has five patents outstanding:

Name	Serial/Patent Number	Issue Date
Motor w/ Heat Pipes (US App)	7,569,955	8/4/09
Motor w/ Heat Pipes (Cont App) - Hermetic	8,283,818	10/9/12
Motor w/ Heat Pipes (CIP App) - new submersible	8,134,260	3/13/12
Bearing Cooler (US App)	8,198,770	6/12/12
Tot Encl'd Air-HP-Air Cooled (US App)	8,148,858	4/3/12

(iv)

Third Party Intellectual Property Used or Licensed by Company: None

41

SCHEDULE 3.1(q)

TRANSACTIONS WITH AFFILIATES

Al Cullere loaned $250,000 to Ultimate Power Truck, LLC, the Company’s 95% owned subsidiary.

42

SCHEDULE 3.1(t)

REGISTRATION RIGHTS

The following lists the holders that have registration rights:

	Date of Pricing/Issuance	Shares	Share Price	Amount Paid

COMMON SHARES

George Tweddel	11/8/2011	150,000	$0.3300	$49,500
Ted Kaminski	6/12/2012	10,000	$0.5000	$5,000
Alex Bankhead	6/13/2013	750,000	$0.3330	$249,750
John Carlson	7/3/2013	111,111	$0.4500	$50,000
John Carlson	8/12/2013	111,111	$0.4500	$50,000
Alex Bankhead	8/14/2013	336,956	$0.3300	$111,195
Bruce Bayless	9/20/2013	222,222	$0.4500	$100,000
Gabriel Wright	9/20/2013	111,111	$0.4500	$50,000
David Geske	9/20/2013	225,000	$0.2300	$51,750
Al Carlson	9/20/2013	111,111	$0.4500	$50,000
Loubet Family Trust	9/20/2013	222,222	$0.4500	$100,000
Frank Fakinos	9/20/2013	222,222	$0.4500	$100,000
Alvin Cohn	9/20/2013	111,111	$0.4500	$50,000
Bruce Bayless	9/20/2013	111,111	$0.4500	$50,000
Tracy Maddock	9/20/2013	55,555	$0.4500	$25,000
Bill Laske	9/20/2013	55,555	$0.4500	$25,000
Derek Goulette	9/20/2013	55,555	$0.4500	$25,000
George Selekman	9/20/2013	55,555	$0.4500	$25,000
Glenn Hetzel	9/20/2013	111,111	$0.4500	$50,000
David Geske	9/20/2013	166,667	$0.4500	$75,000
Bruce Bayless	9/20/2013	111,111	$0.4500	$50,000
James Burke	9/20/2013	55,555	$0.4500	$25,000
Donald Geske	9/20/2013	222,222	$0.4500	$100,000
Tracy Maddock	9/23/2013	166,666	$0.4500	$75,000
David Geske	10/8/2013	196,875	$0.2300	$45,281
John Carlson	10/10/2013	388,889	$0.4500	$175,000
Jame Ballidis	10/16/2013	222,222	$0.4500	$100,000
Robert Mercer	1/29/2014	166,667	$0.3000	$50,000

43

Robert English	1/29/2014	100,000	$0.3000	$30,000
Jeffrey Blume	1/29/2014	166,667	$0.5000	$83,334
William Hobi	1/29/2014	100,000	$0.3000	$30,000
Tom Jeffries	1/29/2014	125,000	$0.4000	$50,000
John Karns	1/29/2014	125,000	$0.4000	$50,000
James & Lisa Burke	1/31/2014	111,111	$0.4500	$50,000
Rod Rickenbach	1/31/2014	222,222	$0.4500	$100,000
Dennis Franco	2/1/2014	111,111	$0.4500	$50,000
Don Evenson	2/5/2014	111,111	$0.4500	$50,000
Lincoln Park Capital	2/5/2014	444,445	$0.4500	$200,000
Jack Battalion	2/10/2014	55,555	$0.4500	$25,000
Eduardo Lepe	2/10/2014	88,889	$0.4500	$40,000
Lori Lepe	2/14/2014	88,889	$0.4500	$40,000
William Laske	2/24/2014	55,556	$0.4500	$25,000
Ace Equity Group	2/24/2014	100,000	$0.4500	$45,000
Sue Noyes	2/24/2014	111,111	$0.4500	$50,000
Kristi Lefferts	2/24/2014	55,556	$0.4500	$25,000
Trinity Outreach	2/24/2014	11,111	$0.4500	$5,000
Sagiv Israeli	2/25/2014	418,333	$0.6000	$251,000
Dawn Contreras	2/25/2014	40,000	$0.4500	$18,000
Tennant Securities	2/27/2014	144,444	$0.4500	$65,000
Phillip Caramico	2/28/2014	133,334	$0.4500	$60,000
Alfred Cullere	2/28/2014	444,445	$0.4500	$200,000
Lorraine Kouvatsos	2/28/2014	40,000	$0.4500	$18,000
Jimmy Shao	2/28/2014	100,000	$0.4500	$45,000
Joseph Gomes	2/28/2014	333,333	$0.4500	$150,000
Irwin Schwartz	2/28/2014	112,000	$0.4500	$50,400
Stanley Kam	3/1/2014	50,000	$0.4500	$22,500
Fortune Plus, Inc.	3/1/2014	666,666	$0.4500	$300,000
Equitec	3/6/2014	44,445	$0.4500	$20,000
Cranshire Capital	3/6/2014	177,778	$0.4500	$80,000
Anne H. Ross	3/6/2014	50,000	$0.4500	$22,500
Bard Micro-Cap Value Fund	3/6/2014	200,000	$0.4500	$90,000
Bourquin Family Trust	3/6/2014	50,000	$0.4500	$22,500
Dale Snavely Trust	3/6/2014	100,000	$0.4500	$45,000
Deb. Dewing Trust	3/6/2014	50,000	$0.4500	$22,500
Mark, Katherine Dickson	3/6/2014	150,000	$0.4500	$67,500
Michael, Patricia Johnson	3/6/2014	50,000	$0.4500	$22,500
Seville Enterprises	3/6/2014	50,000	$0.4500	$22,500
Sydney Herman	3/6/2014	100,000	$0.4500	$45,000
Timothy Johnson	3/6/2014	150,000	$0.4500	$67,500
Edward Sellers, Susan Boyd	3/6/2014	150,000	$0.4500	$67,500
Janet J. Underwood Trust	3/6/2014	50,000	$0.4500	$22,500
William K Kellogg Trust	3/6/2014	200,000	$0.4500	$90,000
Leonard Herman Trust	3/6/2014	50,000	$0.4500	$22,500

44

Lin Xiu Ying	3/8/2014	11,112	$0.4500	$5,000
Yeung Wang	3/8/2014	22,223	$0.4500	$10,000
Li Xin	3/8/2014	33,334	$0.4500	$15,000
Cai Zhi-Feng	3/8/2014	22,223	$0.4500	$10,000
Tommy Chang	3/8/2014	22,223	$0.4500	$10,000
Sze Ping Cheng	3/8/2014	33,334	$0.4500	$15,000
Gary Kong	3/8/2014	55,556	$0.4500	$25,000
Lin Chi-Chu	3/8/2014	11,112	$0.4500	$5,000
Kam Chow Kong	3/8/2014	11,112	$0.4500	$5,000
Fia Lam	3/8/2014	11,112	$0.4500	$5,000
Avery Ellis LLC	3/11/2014	166,667	$0.6000	$100,000
Sagiv Israeli	4/23/2014	195,000	$1.8000	$0
Sagiv Israeli	6/26/2014	250,000	$0.5500	$0
Nikola Zaric	9/18/2014	16,667	$0.5500	$9,167
Spencer Brown	10/1/2014	90,909	$0.5500	$50,000
Eric Brown	10/1/2014	90,909	$0.5500	$50,000
William Bill Sterba	10/1/2014	181,818	$0.5500	$100,000
Christopher J. Jones	10/1/2014	363,636	$0.5500	$200,000
Zach Johnson	10/1/2014	90,909	$0.5500	$50,000
Tom Welch	10/1/2014	181,818	$0.5500	$100,000
David Anthony	10/7/2014	90,909	$0.5500	$50,000
Doug Rothschild	11/4/2014	454,545	$0.5500	$250,000
Michael Callans	11/6/2014	90,909	$0.5500	$50,000
Kenneth Stickney	3/27/2015	181,818	$0.5500	$100,000
Abdalla Bamashmus	3/27/2015	50,000	$0.5500	$27,500
Aldo Bonfiglio	3/27/2015	90,909	$0.5500	$50,000
Lorraine Kouvatsos	3/27/2015	6,000	$0.5500	$3,300
Phillip Caramico	3/27/2015	18,182	$0.5500	$10,000
Linda Cullere	3/27/2015	54,546	$0.5500	$30,000
Frank Finetto	3/27/2015	36,364	$0.5500	$20,000
Guy Fava	3/27/2015	100,000	$0.5500	$55,000
Richard Marchesi	3/27/2015	81,818	$0.5500	$45,000
Roger Howells	3/27/2015	36,364	$0.5500	$20,000
William Laske	3/27/2015	18,181	$0.5500	$10,000
Irwin Schwartz	3/27/2015	37,000	$0.5500	$20,350
Lincoln Park (A)	5/5/2015	555,556	$0.4500	$250,000
Carl Willey (Cornerstone)	5/7/2015	333,333	$0.5500	$183,333
Christopher McKee	5/12/2015	222,222	$0.4500	$100,000
D. Ustian	5/12/2015	222,222	$0.4500	$100,000
Abdalla Bamashmus	5/12/2015	66,666	$0.4500	$30,000
Anthony Hansel	5/12/2015	55,556	$0.4500	$25,000
Robert Barnes	5/12/2015	22,222	$0.4500	$10,000
Scott Livingston	5/12/2015	22,222	$0.4500	$10,000
Bernard Marcus	5/12/2015	22,222	$0.4500	$10,000
Aldo Bonfiglio	5/26/2015	55,556	$0.4500	$25,000

45

Glen Biener (aka GB Financial)	5/26/2015	55,556	$0.4500	$25,000
John Nicholson	7/22/2015	100,000	$0.3000	$30,000
Peter Vaccaro	7/22/2015	83,333	$0.3000	$25,000
Rosenberg Family Trust	7/22/2015	166,667	$0.3000	$50,000
Robert Mercer	7/22/2015	83,333	$0.3000	$25,000
Jeffrey Blume	7/22/2015	333,333	$0.3000	$100,000
Nabil Hanna	7/22/2015	100,000	$0.3000	$30,000
Carl Willey	7/29/2015	142,857	$0.3500	$50,000
Abdalla Bamashmus	7/29/2015	62,500	$0.4000	$25,000
James Mattiello	12/17/2015	85,714	$0.3500	$30,000
Jennifer Esno	1/7/2016	27,273	$0.5500	$15,000
Addalla Bamashmus	1/11/2016	115,385	$0.1300	$15,000
Aldo Bonfiglio	1/11/2016	115,385	$0.1300	$15,000
Daniel Ustian	2/3/2016	1,000,000	$0.1600	$160,000
Tim Hassett	2/3/2016	625,000	$0.1600	$100,000
Judson Bibb	2/3/2016	750,000	$0.1600	$120,000
Quentin Ponder	2/3/2016	400,000	$0.1600	$64,000
Theodore Banzhaf	2/3/2016	500,000	$0.1600	$80,000
Richard Schul	2/22/2016	100,000	$0.1600	$16,000
Aldo Bonfiglio	3/24/2016	125,000	$0.2000	$25,000
Abdalla Bamashmus	3/24/2016	125,000	$0.2000	$25,000
Betsy Budzinski	3/24/2016	150,000	$0.2000	$30,000
Michael Greenburg	3/24/2016	125,000	$0.2000	$25,000
Monica Loubet Family Trust	3/24/2016	125,000	$0.2000	$25,000
Lucas Hoppel	3/24/2016	50,000	$0.151578	$0
Lucas Hoppel	4/11/2016	60,000	$0.154665	$0
Lucas Hoppel	4/19/2016	100,000	$0.132048	$0
Lucas Hoppel	4/27/2016	200,000	$0.117432	$0
Lucas Hoppel	5/3/2016	200,000	$0.105462	$0
Lucas Hoppel	5/6/2016	161,429	$0.105462	$0
Lucas Hoppel	5/16/2016	300,000	$0.099792	$0
Lucas Hoppel	5/27/2016	250,000	$0.092547	$0
Bratislav Kovacevic	6/6/2016	238,095	$0.2100	$50,000
Avraham Taragan	6/9/2016	95,238	$0.2100	$20,000
SBI Investments, LLC	6/10/2016	486,681	$0.10270	$0
Lucas Hoppel	6/16/2016	99,450	$0.074466	$0
SBI Investments, LLC	6/29/2016	855,432	$0.05845	$0
SBI Investments, LLC	7/19/2016	1,284,687	$0.03892	$0
SBI Investments, LLC	8/8/2016	1,479,728	$0.03379	$0
SBI Investments, LLC	8/16/2016	2,388,988	$0.01689	$0
SBI Investments, LLC	8/30/2016	4,313,339	$0.01267	$0
Todd Van de Putte	11/7/2016	100,000	$0.0550	$5,500
Lucas Hoppel	11/14/2016	350,000	$0.1300	$0
Nikola Zaric	11/16/2016	119,048	$0.2100	$25,000
TOTAL		34,539,053

PREFERRED SHARES

Christopher Jones	10/4/2016	909,090	$0.0550	$50,000
Eric Brown	10/4/2016	909,090	$0.0550	$50,000
TOTAL		1,818,180

46

11.27.2016 Warrants

	Date of Pricing / Issuance	Shares	Strike Price	Expiration (Months)	Expiration Date

David Geske	9/16/2013	225,000	$0.66	30	3/8/2017
David Geske	7/11/2013	337,500	$0.60	30	1/12/2017
John Carlson	7/3/2013	111,111	$0.66	30	1/3/2017
Bruce Bayless	7/2/2013	222,222	$0.60	30	1/2/2017
Gabriel Wright	7/15/2013	111,111	$0.69	30	1/15/2017
Loubet Family Trust	7/15/2013	222,222	$0.69	30	1/15/2017
Al Carlson	7/16/2013	111,111	$0.66	30	1/17/2017
Alvin Cohn	7/18/2013	111,111	$0.59	30	1/18/2017
Bill Laske	7/24/2013	83,333	$0.49	30	1/24/2017
Derek Goulette	7/24/2013	55,555	$0.54	30	1/24/2017
Frank Fakinos	7/24/2013	222,222	$0.54	30	1/24/2017
Tracy Maddock	7/24/2013	222,222	$0.54	30	1/24/2017
Bruce Bayless	7/24/2013	111,111	$0.54	30	1/24/2017
John Carlson	7/25/2013	388,889	$0.54	30	1/25/2017
Glenn Hetzel	8/6/2013	111,111	$0.56	30	2/6/2017
David Geske	8/12/2013	250,000	$0.58	30	2/12/2017
John Carlson	8/12/2013	166,667	$0.58	30	2/12/2017
Bruce Bayless	8/23/2013	111,111	$0.37	30	2/23/2017
Donald Geske	9/9/2013	222,222	$0.43	30	3/9/2017
Jame Ballidis	10/16/2013	333,333	$0.52	30	4/16/2017
James & Lisa Burke	2/14/2014	111,111	$0.60	60	2/14/2019
Rod Rickenbach	2/14/2014	222,222	$0.60	60	2/14/2019
Dennis Franco	2/14/2014	111,111	$0.60	60	2/14/2019
Don Evenson	2/14/2014	111,111	$0.60	60	2/14/2019
Cranshire Capital Master Fund, LTD	2/14/2014	177,778	$0.60	60	2/14/2019
Anne H. Ross	2/14/2014	50,000	$0.60	60	2/14/2019
Bard Micro-Cap Value Fund, LP	2/14/2014	200,000	$0.60	60	2/14/2019
The Bourquen Family Trust	2/14/2014	50,000	$0.60	60	2/14/2019
Dale F. Snavely Trust	2/14/2014	100,000	$0.60	60	2/14/2019

47

Deborah B. Dewing Trust	2/14/2014	50,000	$0.60	60	2/14/2019
Katherine B. & Mark A. Dickson	2/14/2014	150,000	$0.60	60	2/14/2019
Leonard M. Herman Trust	2/14/2014	50,000	$0.60	60	2/14/2019
T. Michael & Patricia Johnson	2/14/2014	50,000	$0.60	60	2/14/2019
M. Edward Sellers & Susan D. Boyd JTWROS	2/14/2014	150,000	$0.60	60	2/14/2019
Seville Enterprises, LP	2/14/2014	50,000	$0.60	60	2/14/2019
Sydney N. Herman	2/14/2014	100,000	$0.60	60	2/14/2019
Timothy B. Johnson	2/14/2014	150,000	$0.60	60	2/14/2019
Janet J. Underwood Trust	2/14/2014	50,000	$0.60	60	2/14/2019
William K. Kellogg 1992 Trust	2/14/2014	200,000	$0.60	60	2/14/2019
Eduardo Lepe	2/14/2014	88,889	$0.60	60	2/14/2019
Jack Batalion	2/14/2014	55,556	$0.60	60	2/14/2019
Lori Lepe	2/14/2014	88,889	$0.60	60	2/14/2019
Joseph Gomes	2/14/2014	222,222	$0.60	60	2/14/2019
Lincoln Park Capital Fund, LLC	2/14/2014	444,445	$0.60	60	2/14/2019
Sue Noyes	2/14/2014	11,111	$0.60	60	2/14/2019
William Laske	2/14/2014	55,556	$0.60	60	2/14/2019
Ace Equity Group	3/14/2014	100,000	$0.60	60	2/14/2019
Trinity Outreach	3/14/2014	111,111	$0.60	60	2/14/2019
Dawn Contreras	2/15/2014	40,000	$0.60	60	2/14/2019
Tennant Securities	3/14/2014	144,444	$0.60	60	2/14/2019
Jimmy Shao	3/14/2014	100,000	$0.60	60	2/14/2019
Phillip Caramico	3/14/2014	133,334	$0.60	60	2/14/2019
Alfred Cullere	3/14/2014	444,445	$0.60	60	2/14/2019
Lorraine Kuovatsos	3/14/2014	40,000	$0.60	60	2/14/2019
Joseph Gomes	2/14/2014	111,111	$0.60	60	2/14/2019
Irwin Schwartz	3/14/2014	112,000	$0.60	60	2/14/2019
Stanley Kam	3/14/2014	50,000	$0.60	60	2/14/2019
Fortune Plus / LAC THI Hoilien	3/14/2014	666,667	$0.60	60	2/14/2019
Lin Xiu Ying	3/14/2014	11,112	$0.60	60	3/14/2019
Yeung Wang	3/14/2014	22,222	$0.60	60	2/14/2019
Li Xin	3/14/2014	33,333	$0.60	60	2/14/2019
Cai Zhi-Feng	3/14/2014	22,222	$0.60	60	2/14/2019
Tommy Chang	3/14/2014	22,222	$0.60	60	2/14/2019
Sze Ping Cheng	3/14/2014	33,333	$0.60	60	2/14/2019
Gary Kong	3/14/2014	55,556	$0.60	60	2/14/2019
Lin Chi-Chu	3/14/2014	11,111	$0.60	60	2/14/2019
Kam Chow Kong	3/14/2014	11,111	$0.60	60	2/14/2019
Fia Lam	3/14/2014	11,111	$0.60	60	2/14/2019
Paul Hodowanec	3/14/2014	400,000	$0.60	60	3/14/2019
Sagiv Israeli	3/14/2014	780,000	$0.60	60	3/14/2019
Scott Van Dorn	3/21/14	200,000	$0.80	30	9/21/2017
Andrew Scherr	5/21/2014	200,000	$0.80	30	11/18/2016
Spencer Brown	9/24/14	60,909	$0.75	36	9/24/2017

48

William Sterba	9/24/14	121,818	$0.75	36	9/24/2017
Christopher Jones	9/24/14	243,636	$0.75	36	9/24/2017
Eric Brown	9/24/14	60,909	$0.75	36	9/24/2017
Zach Johnson	9/24/14	60,909	$0.75	36	9/24/2017
David Anthony	9/24/14	60,909	$0.75	36	9/24/2017
Tom Welch	9/24/14	121,818	$0.75	36	9/24/2017
William Finley	7/30/2014	200,000	$0.80	30	1/27/2017
Roman Kuropas	9/18/2014	200,000	$0.80	30	3/18/2017
John Storer	8/25/2014	750,000	$0.83	36	8/24/2017
UPT - Management Agmt	9/30/2014	60,000	$1.00	36	9/29/2017
Doug Rothschild	10/3/2014	304,545	$0.75	36	10/2/2017
Michael Callans	10/31/2014	90,909	$0.70	60	10/30/2019
Richard Marchesi	3/27/2014	81,819	$0.75	36	3/26/2017
UPT - Management Agmt	12/31/2014	60,000	$1.00	36	12/30/2017
Kenneth Stickney	3/27/2015	181,818	$0.75	36	3/26/2018
Lorraine Kouvatsos	3/27/2015	6,000	$0.75	36	3/26/2018
Phillip Caramico	3/27/2015	18,182	$0.75	36	3/26/2018
Linda Cullere	3/27/2015	54,546	$0.75	36	3/26/2018
Frank Finetto	3/27/2015	36,364	$0.75	36	3/26/2018
Abdalla Bamashmus	3/27/2015	50,000	$0.70	60	3/25/2020
Aldo Bonfiglio	3/27/2015	90,909	$0.70	60	3/25/2020
Irwin Schwartz	3/13/2015	37,000	$0.55	36	3/12/2018
Guy Fava	3/27/2015	100,000	$0.75	36	3/26/2018
Roger Howells	3/27/2015	36,364	$0.75	36	3/26/2018
Jennifer Esno	3/1/2015	27,273	$0.65	36	2/28/2018
William Laske	2/6/2015	18,181	$0.65	36	2/5/2018
UPT - Management Agmt	3/31/2015	60,000	$1.00	36	3/30/2018
Carl Willey	4/21/2015	333,333	$0.57	60	4/19/2020
Lincoln Park	4/22/2015	555,556	$0.60	60	4/20/2020
Abdalla Bamashmus	5/11/2015	66,666	$0.60	60	5/9/2020
Anthony Hansel	5/11/2015	55,556	$0.60	60	5/9/2020
Robert Barnes	5/11/2015	22,222	$0.60	60	5/9/2020
Scott Livingston	5/11/2015	22,222	$0.60	60	5/9/2020
Bernard Marcus	5/11/2015	22,222	$0.60	60	5/9/2020
Dan Ustian	4/29/2015	222,222	$0.57	60	4/27/2020
Christopher McKee	4/29/2015	222,222	$0.57	60	4/27/2020
Aldo Bonfiglio	5/19/2015	55,556	$0.60	60	5/17/2020
Glen Biener (aka GB Financial)	5/20/2015	55,556	$0.60	60	5/18/2020
Howard Isaacs	6/15/2015	25,000	$0.70	48	6/14/2019
UPT - Management Agmt	6/30/2015	60,000	$1.00	36	6/29/2018
Peter Vaccaro	7/22/2015	83,333	$0.40	60	7/15/2020
John Nicholson	7/22/2015	100,000	$0.40	60	7/15/2020
Rosenberg Family Trust	7/22/2015	166,667	$0.40	60	7/15/2020
Robert Mercer	7/22/2015	83,333	$0.40	60	7/15/2020
Jeffrey Blume	7/22/2015	333,333	$0.40	60	7/15/2020

49

Nabil Hanna	7/22/2015	100,000	$0.40	60	7/15/2020
Carl Willey	5/26/2015	142,857	$0.40	60	10/26/2020
Intracoastal Capital LLC	7/28/2015	44,445	$0.60	44	2/14/2019
Monarch Bay	7/15/2015	69,333	$0.40	60	7/15/2020
Terry Tennant	7/20/2015	200,000	$0.27	37	8/20/2018
Avaraham Taragan	10/13/2015	47,619	$0.24	36	10/13/2018
James Mattiello	11/25/2015	30,000	$0.60	30	2/28/2018
SBI Investments LLC	12/2/2015	250,000	$0.17	36	12/2/2018
SBI Investments LLC	12/2/2015	250,000	$0.14	36	12/2/2018
Abdalla Bamashmus	1/9/2016	115,385	$0.18	60	1/9/2021
Aldo Bonfiglio	1/9/2016	115,385	$0.18	60	1/9/2021
Richard Schul	2/22/2016	100,000	$0.22	60	2/3/2021
Daniel Ustian	2/3/2016	1,000,000	$0.22	60	2/3/2021
Tim Hassett	2/3/2016	625,000	$0.22	60	2/3/2021
Judson Bibb	2/3/2016	750,000	$0.22	60	2/3/2021
Quentin Ponder	2/3/2016	400,000	$0.22	60	2/3/2021
Theodore Banzhaf	2/3/2016	500,000	$0.22	60	2/3/2021
Aldo Bonfiglio	3/24/2016	62,500	$0.32	60	3/24/2021
Abdalla Bamashmus	3/24/2016	62,500	$0.32	60	3/24/2021
Betsy Budzinski	3/24/2016	75,000	$0.32	60	3/24/2021
Michael Greenburg	3/24/2016	62,500	$0.34	60	3/24/2021
Monica Loubet Family Trust	3/24/2016	62,500	$0.32	60	3/24/2021
SBI Investments LLC	5/30/2016	250,000	$0.17	24	5/30/2018
Dan Ustian	8/12/2016	909,090	$0.07	60	8/12/2021
Christopher Jones	8/12/2016	909,090	$0.07	60	8/12/2021
Inverom Corporation	8/12/2016	909,090	$0.07	60	8/12/2021
Eric Brown	8/12/2016	909,090	$0.07	60	8/12/2021
Todd Van De Putte	8/16/2016	100,000	$0.07	36	8/16/2019
KHIC, LLC	8/24/2016	4,000,000	$0.06	60	8/24/2021
Nicola Zaric	11/22/2016	59,524	$0.24	36	10/27/2018
Kovacevic Bratislav	11/22/2016	119,048	$0.24	36	10/27/2018

		29,605,384

50

SCHEDULE 3.1(x)

INDEBTEDNESS

1. On September 30, 2016, the Company issued Gemini Master Fund, Ltd. a Secured Promissory Note in the original principal amount of $180,000. The Note accrues interest at 5% (18% in the event of an event of default) and matures on June 30, 2017.

2. On September 30, 2016, the Company issued Black Mountain Equities, Inc. a Secured Promissory Note in the principal amount of $45,000. The Note accrues interest at 5% (18% in the event of an event of default) and matures on June 30, 2017.

3. On August 24, 2016, the Company issued KHIC, LLC a Senior Convertible Promissory Note in the principal amount of $400,000. The Note accrues interest at 3% and matures on August 24, 2018. The Note is convertible into shares of common stock of the Company at a conversion price of $0.025 per share and is senior to all other indebtedness of the Company and its Subsidiaries. The conversion shares have registration rights. $368,703 is currently outstanding under the Note.

4. On November 9, 2016, the Company issued Lucas Hoppel a convertible promissory note in the principal amount of $110,000. The Note accrues interest at the rate of 5% and matures on June 9, 2017 and is convertible into shares of common stock at $0.07 per share.

5. On May 24, 2016, the Company issued a 10% Convertible Exchange Note to Tangiers Global, LLC which matures on May 24, 2017. There is currently $10.57 outstanding under the Note.

The Company’s subsidiary, Ultimate Power Truck, LLC (“UPT”) has the following indebtedness:

1. Loan of $250,000 from Al Cullere

2. Ford Motor Credit secured loan for three vehicles, $68,009 outstanding at 6% interest rate, due October 1, 2019.

51